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                                                                   EXHIBIT 10.89




                                                                  EXECUTION COPY



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                            ATLAS AIR, INC., ISSUER




                           Pass Through Certificates
                                 Series 1998-1



                         REGISTRATION RIGHTS AGREEMENT





Dated: February 9, 1998



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                         REGISTRATION RIGHTS AGREEMENT


                 THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into February 9, 1998, among ATLAS AIR, INC., a Delaware corporation (the "Company"), MORGAN STANLEY & CO. INCORPORATED ("Morgan Stanley"), BT ALEX. BROWN INCORPORATED, DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION and GOLDMAN, SACHS & CO. (collectively with Morgan Stanley, the "Placement Agents").

                 This Agreement is made pursuant to the Placement Agreement dated January 27, 1998, among the Company and the Placement Agents (the "Placement Agreement"), which provides for the sale by the Trustee (as defined below) to the Placement Agents of (i) $300,254,000 aggregate principal amount of 7.38% 1998-1A Pass Through Certificates (the "Class A Certificates"), (ii) $115,481,000 aggregate principal amount of 7.68% 1998-1B Pass Through Certificates (the "Class B Certificates") and (iii) $123,180,000 aggregate principal amount of 8.01% 1998-1C Pass Through Certificates (the "Class C Certificates, and together with the Class A Certificates and the Class B Certificates, the "Certificates"). In order to induce the Placement Agents to enter into the Placement Agreement, the Company has agreed to provide to the Placement Agents and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Placement Agreement.

                 The Certificates will be issued pursuant to three separate pass through trust agreements, each to be dated as of February 9, 1998 (collectively the "Original Pass Through Trust Agreements") between the Company and Wilmington Trust Company, as trustee under each of the Original Trusts (as defined below) (each a "Trustee"). The Original Pass Through Trust Agreements are related to the creation and administration of Atlas Air, Inc. Pass Through Trust Series 1998-1A-O (the "Class A Trust"), Atlas Air, Inc. Pass Through Trust Series 1998-1B-O (the "Class B Trust") and Atlas Air, Inc. Pass Through Trust Series 1998-1C-O (the "Class C Trust"; and together with the Class A Trust and the Class B Trust and the Class C Trust, the "Original Trusts").

                 The cash proceeds of the offering of Certificates by each Original Trust will be paid to First Security Bank, National Association., as escrow agent (the "Escrow Agent"), under an Escrow and Paying Agent Agreement among the Escrow Agent, the Placement Agents, the Trustee of such Original Trust and Wilmington Trust Company, as paying agent (the "Paying Agent"), for the benefit of the holders of Offered Certificates issued by such Original Trust. The Escrow Agent will deposit such cash proceeds (each, a "Deposit") with the Depositary, in accordance with a Deposit Agreement relating to such Original Trust (each, a "Deposit Agreement"), and will withdraw Deposits upon request to allow the Trustee to purchase Equipment Notes (as defined in the Note Purchase Agreement defined below) referred to herein from time to time pursuant to a Note Purchase Agreement (the "Note Purchase Agreement") to be dated as of the Closing Date (as defined in the Placement
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Agreement) among the Company, Wilmington Trust Company, as Trustee of each of the Original Trusts, as Subordination Agent and as Paying Agent, and the Escrow Agent. Each Escrow Agent will issue receipts to be attached to each related Certificate representing each holder's fractional undivided interest in amounts deposited with such Escrow Agent and will pay to such holders through the related Paying Agent interest accrued on the Deposits and received by such Paying Agent pursuant to the related Deposit Agreement at a rate per annum equal to the interest rate applicable to the corresponding Certificates.

                 On the Trust Transfer Date (as defined in the Placement Agreement), each of the Original Trusts will transfer and assign all of its assets and rights to a newly-created successor trust with substantially identical terms except as described in the Final Memorandum (as defined in the Placement Agreement) (each, a "Successor Trust" and, together with the Original Trusts, the "Trusts") governed by three separate pass through trust agreements (collectively the "Successor Pass Through Trust Agreements" and, together with the Original Pass Through Trust Agreements, the "Trust Agreements") between the Company and the Trustee. Each Certificate outstanding on the Trust Transfer Date will represent the same interest in the Successor Trust as the Certificate represented in the Original Trust. Wilmington Trust Company initially will also act as trustee of the Successor Trusts (each, a "Successor Trustee").

                 In consideration of the foregoing, the parties hereto agree as follows:

                 1.       Definitions.

                 As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                 "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

                 "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                 "Agreement" shall have the meaning set forth in the preamble.

                 "Applicable Trust Agreement" shall mean, (i) with respect to the Class A Certificates, the Class A Holders or the Class A Trustee, the Class A Trust Agreement, (ii) with respect to the Class B Certificates, the Class B Holders or the Class B Trustee, the Class B Trust Agreement and (iii) with respect to the Class C Certificates, the Class C Holders or the Class C Trustee, the Class C Trust Agreement.
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                                       3

                 "Certificates" shall have the meaning set forth in the second paragraph of this Agreement.

                 "Class A Certificates" shall have the meaning set forth in the second paragraph of this Agreement.

                 "Class A Exchange Certificates" shall mean securities issued under the Class A Trust Agreement of equal outstanding principal amount as and containing terms identical to the Class A Certificates (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Class A Certificates or, if no such interest has been paid, from February 9, 1998, (ii) the transfer restrictions thereon shall be modified or eliminated, as appropriate and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of the Class A Certificates in exchange for such Class A Certificates pursuant to the Exchange Offer.

                 "Class A Holder" shall mean each Placement Agent, for so long as it owns any Class A Registrable Certificates, and each of its successors, assigns and direct and indirect transferees who become registered owners of Class A Registrable Certificates under the Class A Trust Agreement; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Class A Holder" shall include Participating Broker-Dealers (as defined in Section 4(a)).

                 "Class A Registrable Certificates" shall mean the Class A Certificates; provided, however, that the Class A Certificates shall cease to be Class A Registrable Certificates upon the earlier to occur of (i) the consummation of the Exchange Offer, (ii) a Registration Statement with respect to such Class A Certificates shall have been declared effective under the 1933 Act and such Class A Certificates shall have been disposed of pursuant to such Registration Statement,
         (iii) such Class A Certificates shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iv) such Class A Certificates shall have ceased to be outstanding.

                 "Class A Trust Agreement" shall mean the Pass Through Trust Agreement relating to the Class A Certificates dated as of February 9, 1998 between the Company and the Class A Trustee or, on or after the Trust Transfer Date, the corresponding Successor Pass Through Trust Agreement, as each may be amended from time to time in accordance with the terms thereof.

                 "Class A Trustee" shall mean Wilmington Trust Company, not in its individual capacity except as expressly set forth in the Class A Trust Agreement, but solely as
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         Trustee under the Class A Trust Agreement, together with any successor
         Trustee under the terms of the Class A Trust Agreement.

                 "Class B Certificates" shall have the meaning set forth in the second paragraph of this Agreement.

                 "Class B Exchange Certificates" shall mean securities issued under the Class B Trust Agreement of equal outstanding principal amount as and containing terms identical to the Class B Certificates (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Class B Certificates or, if no such interest has been paid, from February 9, 1998, (ii) the transfer restrictions thereon shall be modified or eliminated, as appropriate and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of the Class B Certificates in exchange for such Class B Certificates pursuant to the Exchange Offer.

                 "Class B Holder" shall mean each Placement Agent, for so long as it owns any Class B Registrable Certificates, and each of its successors, assigns and direct and indirect transferees who become registered owners of Class B Registrable Certificates under the Class B Trust Agreement; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Class B Holder" shall include Participating Broker-Dealers (as defined in Section 4(a)).

                 "Class B Registrable Certificates" shall mean the Class B Certificates; provided, however, that the Class B Certificates shall cease to be Class B Registrable Certificates upon the earlier to occur of (i) the consummation of the Exchange Offer, (ii) a Registration Statement with respect to such Class B Certificates shall have been declared effective under the 1933 Act and such Class B Certificates shall have been disposed of pursuant to such Registration Statement,
         (iii) such Class B Certificates shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iv) such Class B Certificates shall have ceased to be outstanding.

                 "Class B Trust Agreement" shall mean the Pass Through Trust Agreement relating to the Class B Certificates dated as of February 9, 1998 between the Company and the Class B Trustee or, on or after the Trust Transfer Date, the corresponding Successor Pass Through Trust Agreement, as each may be amended from time to time in accordance with the terms thereof.

                 "Class B Trustee" shall mean Wilmington Trust Company, not in its individual capacity except as expressly set forth in the Class B Trust Agreement, but solely as
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         Trustee under the Class B Trust Agreement, together with any successor
         Trustee under the terms of the Class B Trust Agreement.

                 "Class C Certificates" shall have the meaning set forth in the second paragraph of this Agreement.

                 "Class C Exchange Certificates" shall mean securities issued under the Class C Trust Agreement of equal outstanding principal amount as and containing terms identical to the Class C Certificates (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Class C Certificates or, if no such interest has been paid, from February 9, 1998, (ii) the transfer restrictions thereon shall be modified or eliminated, as appropriate and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of the Class C Certificates in exchange for such Class C Certificates pursuant to the Exchange Offer.

                 "Class C Holder" shall mean each Placement Agent, for so long as it owns any Class C Registrable Certificates, and each of its successors, assigns and direct and indirect transferees who become registered owners of Class C Registrable Certificates under the Class C Trust Agreement; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Class C Holder" shall include Participating Broker-Dealers (as defined in Section 4(a)).

                 "Class C Registrable Certificates" shall mean the Class C Certificates; provided, however, that the Class C Certificates shall cease to be Class C Registrable Certificates upon the earlier to occur of (i) the consummation of the Exchange Offer, (ii) a Registration Statement with respect to such Class C Certificates shall have been declared effective under the 1933 Act and such Class C Certificates shall have been disposed of pursuant to such Registration Statement,
         (iii) such Class C Certificates shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iv) such Class C Certificates shall have ceased to be outstanding.

                 "Class C Trust Agreement" shall mean the Pass Through Trust Agreement relating to the Class C Certificates dated as of February 9, 1998 between the Company and the Class C Trustee or, on or after the Trust Transfer Date, the corresponding Successor Pass Through Trust Agreement, as each may be amended from time to time in accordance with the terms thereof.

                 "Class C Trustee" shall mean Wilmington Trust Company, not in its individual capacity except as expressly set forth in the Class C Trust Agreement, but solely as
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         Trustee under the Class C Trust Agreement, together with any successor
         Trustee under the terms of the Class C Trust Agreement.

                 "Closing Date" shall mean the Closing Date as defined in the Placement Agreement.

                 "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

                 "Deposit" shall have the meaning set forth in the fourth paragraph of this Agreement.

                 "Deposit Agreement" shall have the meaning set forth in the fourth paragraph of this Agreement.

                 "Depositary" shall have the meaning set forth in the preamble and shall also include the Depositary's successors.

                 "Escrow Agent" shall have the meaning set forth in the fourth paragraph of this Agreement and shall also include the Escrow Agent's successors.

                 "Exchange Offer" shall mean the exchange offer by the Company of Exchange Certificates for Registrable Certificates pursuant to
         Section 2(a) hereof.

                 "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

                 "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                 "Exchange Certificates" shall mean, together, the Class A Exchange Certificates, the Class B Exchange Certificates and the Class C and Exchange Certificates.

                 "Exchange Dates" shall have the meaning set forth in Section 2(a)(ii) of this Agreement.
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                                       7

                 "Holder" shall mean a Class A Holder, a Class B Holder or a Class C Holder; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holder" shall include Participating
         Broker-Dealers (as defined in Section 4(a)).

                 "Majority Holders" shall mean, together, the Holders of a majority in aggregate principal amount of the of Registrable Certificates then outstanding; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Certificates is required hereunder, Registrable Certificates held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) (other than the Placement Agents or subsequent holders of Registrable Certificates if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Certificates) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

                 "Morgan Stanley" shall have the meaning set forth in the preamble.

                 "Note Purchase Agreement" shall have the meaning set forth in the fourth paragraph of this Agreement.

                 "Original Pass Through Trust Agreements" shall have the meaning set forth in the third paragraph of this Agreement.

                 "Paying Agent" shall have the meaning set forth in the fourth paragraph of this Agreement and shall also include the Paying Agent's successors.

                 "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                 "Placement Agents" shall have the meaning set forth in the preamble.

                 "Placement Agreement" shall have the meaning set forth in the second paragraph of this Agreement.

                 "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Certificates covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.
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                 "Registrable Certificates" shall mean, together, the Class A
         Registrable Certificates, the Class B Registrable Certificates and the Class C Registrable.

                 "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Certificates or Registrable Certificates), (iii) all expenses in connection with the printing and distributing of any Registration Statement, any Prospectus and any amendments or supplements thereto,
         (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Trust Agreements under applicable securities laws, (vi) the fees and disbursements of the Trustees and their counsel, (vii) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Placement Agents) and (viii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Certificates by a Holder.

                 "Registration Statement" shall mean any registration statement of the Company that covers any of the Exchange Certificates or Registrable Certificates pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                 "SEC" shall mean the Securities and Exchange Commission.

                 "Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

                 "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of
         Section 2(b) of this Agreement which covers all of the Registrable Certificates (but no other securities unless approved by the Holders whose Registrable Certificates are covered by such Shelf Registration
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                                       9

         Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                 "Successor Pass Through Trust Agreements" shall have the meaning set forth in the fifth paragraph of this Agreement.

                 "Successor Trust" shall have the meaning set forth in the fifth paragraph of this Agreement.

                 "Successor Trustee" shall have the meaning set forth in the fifth paragraph of this Agreement and shall also include the Successor Trustee's successors.

                 "TIA" shall have the meaning set forth in Section 3(l) of this Agreement.

                 "Trust Agreement" shall have the meaning set forth in the fifth paragraph of this Agreement.

                 "Trustee" shall have the meaning set forth in the third paragraph of this Agreement and shall also include the Trustee's successors.

                 "Underwritten Registration" or "Underwritten Offering" shall mean a registration in which Registrable Certificates are sold to an Underwriter (as hereinafter defined) for reoffering to the public.

                 2. Registration Under the 1933 Act. (a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Company shall use its best efforts (i) to cause to be filed after the Closing Date an Exchange Offer Registration Statement covering the offer to the Holders to exchange (A) all of the Class A Registrable Certificates for Class A Exchange Certificates, (B) all of the Class B Registrable Certificates for Class B Exchange Certificates, (C) all of the Class C Registrable Certificates for Class C Exchange Certificates (ii) to have such Registration Statement remain effective until the closing of the Exchange Offer. The Company shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the SEC and use its best efforts to have the Exchange Offer consummated not later than 60 days after such effective date. The Company shall, or shall cause the Trustees to, commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:
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                                       10

                 (i) that the Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Registrable Certificates validly tendered will be accepted for exchange;

                 (ii) the dates of acceptance for exchange (which shall be each business day during a period of at least 30 days from the date such notice is mailed) (the "Exchange Dates");

                 (iii) that any Registrable Certificate not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Registration Rights Agreement;

                 (iv) that Holders electing to have a Registrable Certificate exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Certificate, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the last Exchange Date; and

                 (v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Certificates delivered for exchange, and a statement that such Holder is withdrawing his election to have such Certificates exchanged.

                 As soon as practicable after the last Exchange Date, the Company shall or shall cause the Trustees to:

                 (i) accept for exchange Registrable Certificates or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer;

                 (ii) deliver, or cause to be delivered, to the Class A Trustee for cancellation all Class A Registrable Certificates or portions thereof so accepted for exchange by the Company, and issue, and cause the Class A Trustee to promptly authenticate and mail to each Class A Holder, Class A Exchange Certificates equal in principal amount to the principal amount of the Class A Registrable Certificates surrendered by such Class A Holder;

                 (iii) deliver, or cause to be delivered, to the Class B Trustee for cancellation all Class B Registrable Certificates or portions thereof so accepted for exchange by the Company, and issue, and cause the Class B Trustee to promptly
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                                       11

         authenticate and mail to each Class B Holder, Class B Exchange Certificates equal in principal amount to the principal amount of the Class B Registrable Certificates surrendered by such Class B Holder; and

                 (iv) deliver, or cause to be delivered, to the Class C Trustee for cancellation all Class C Registrable Certificates or portions thereof so accepted for exchange by the Company, and issue, and cause the Class C Trustee to promptly authenticate and mail to each Class C Holder, Class C Exchange Certificates equal in principal amount to the principal amount of the Class C Registrable Certificates surrendered by such Class C Holder.

The Company shall use its best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws, rules and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC. The Company shall inform the Placement Agents of the names and addresses of the Holders to whom the Exchange Offer is made, and the Placement Agents shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Certificates in the Exchange Offer.

                 (b) In the event that (i) the Company determines that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is not for any other reason consummated within 30 days of the effectiveness of an Exchange Offer Registration Statement or (iii) the Exchange Offer has been completed and in the opinion of counsel for the Placement Agents a Registration Statement must be filed and a Prospectus must be delivered by the Placement Agents in connection with any offering or sale of Registrable Certificates, the Company shall use its best efforts to cause to be filed as soon as practicable after such determination, date or notice of such opinion of counsel is given to the Company, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Certificates, and to have such Shelf Registration Statement declared effective by the SEC. The Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective until the second anniversary of the Closing Date or such shorter period that will terminate when all of the Registrable Certificates covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company further agrees to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders of Registrable Certificates copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                 (c) The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or Section 2(b).
Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Certificates pursuant to the Shelf Registration Statement.

                 (d)      An Exchange Offer Registration Statement pursuant to
Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Certificates pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Certificates pursuant to such Registration Statement may legally resume. In the event that neither the consummation of the Exchange Offer nor the declaration by the Commission of a Shelf Registration to be effective (each a "Registration Event") occurs on or prior to the 180th day after the date of the issuance of the Registrable Certificates, the interest rate per annum borne by the Certificates shall be increased by 0.50%, effective from and including August 9, 1998, to but excluding the date on which a Registration Event occurs. In the event that the Shelf Registration Statement ceases to be effective at any time during the period specified by Section 2(b) hereof for more than 60 days, whether or not consecutive, during any 12-month period, the interest rate borne by the Certificates shall be increased by 0.50% per annum from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective until such time as the Shelf Registration Statement again becomes effective.

                 (e) Without limiting the remedies available to the Placement Agents and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Placement Agents or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, each Placement Agent or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under
Section 2(a) and Section 2(b) hereof.
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                                       13

                 3. Registration Procedures. In connection with the obligations of the Company with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Company shall as expeditiously as possible:

                 (a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Company and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Certificates by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with
         Section 2 hereof;

                 (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to (x) keep such Registration Statement effective for the applicable period under this Registration Rights Agreement, and (y) cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act and (z) keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Certificates or Exchange Certificates;

                 (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Certificates, to counsel for the Placement Agents, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Certificates, if any, and each such Underwriter's Counsel, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Certificates; and the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Certificates and any such Underwriters in connection with the offering and sale of the Registrable Certificates covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

                 (d) use its best efforts to register or qualify the Registrable Certificates under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Certificates covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Certificates owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d),
         (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

                 (e) in the case of a Shelf Registration, notify each Holder of Registrable Certificates, counsel for the Holders and counsel for the Placement Agents promptly and, if requested by any such Holder or counsel, confirm such advice in writing, (i) when a Registration Statement has become effective and when any post-effective amendment thereto have been filed and become effective,
         (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Certificates covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Certificates for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, and (vi) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

                 (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

                 (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Certificates, without charge, at least one conformed copy of each

         Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                 (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Certificates to facilitate the timely preparation and delivery of certificates representing Registrable Certificates to be sold and not bearing any restrictive legends and enable such Registrable Certificates to be in such denominations (consistent with the provisions of the Applicable Trust Agreement) and registered in such names as the selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Certificates;

                 (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use its best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Certificates, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Company agrees to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

                 (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Placement Agents and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) and make such of the representatives of the Company as shall be reasonably requested by the Placement Agents or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Placement Agents and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Placement Agents or their counsel (and, in the case of a Registration Statement, the Holders or their counsel) shall object;

                 (k) obtain a CUSIP number for all Exchange Certificates or Registrable Certificates, as the case may be, not later than the effective date of a Registration Statement;

                 (l) cause the Trust Agreements to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA") in connection with the registration of the Exchange Certificates or Registrable Certificates, as the case may be, cooperate with the Trustees and the Holders to effect such changes to the Trust Agreements as may be required for the Trust Agreements to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustees to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Trust Agreements to be so qualified in a timely manner;

                 (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Certificates, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement;

                 (n) in the case of a Shelf Registration, use its best efforts to cause all Registrable Certificates to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested by the Majority Holders, to the extent such Registrable Certificates satisfy applicable listing requirements;

                 (o) use its best efforts to cause the Exchange Certificates or Registrable Certificates, as the case may be, to be rated by two nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the 1933 Act);

                 (p) if reasonably requested by any Holder of Registrable Certificates covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received satisfactory notification of the matters to be incorporated in such filing; and

                 (q) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority of the class of Registrable Certificates being sold) in order to expedite or facilitate the disposition of such Registrable Certificates including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Certificates with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Certificates, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Certificates, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Certificates being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause
         (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

                 In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Certificates to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Certificates as the Company may from time to time reasonably request in writing.

                 In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Certificates pursuant to a Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Certificates current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Certificates pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Registration Rights Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Company may give any such notice only twice during any 365 day period and any such suspensions may not exceed 30 days for each suspension and there may not be more than two suspensions in effect during any 365 day period.

                 The Holders of Registrable Certificates covered by a Shelf Registration Statement who desire to do so may sell such Registrable Certificates in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Certificates included in such offering.

                 4.       Participation of Broker-Dealers in Exchange Offer.
(a) The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Certificates for its own account in the Exchange Offer in exchange for Certificates that were acquired by such broker-dealer as a result of market making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Certificates.

                 The Company understands that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Certificates, without naming the Participating Broker-Dealers or specifying the amount of Exchange Certificates owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Certificates for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

                 (b) In light of Section 4(a) above, notwithstanding the other provisions of this Registration Rights Agreement, the Company agrees that the provisions of this Registration Rights Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be reasonably requested by the Placement Agents or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Certificates by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

                 (i) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

                 (ii) the application of the Shelf Registration procedures set forth in Section 3 of this Registration Rights Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company by the Placement Agents or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Placement Agents and the Company in writing that they anticipate that they will be Participating Broker-Dealers; provided that in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Company shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be Morgan Stanley unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Placement Agents unless such counsel elects not to so act, and (z) to cause to be delivered only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

                 (c) The Placement Agents shall have no liability to the Company or any Holder with respect to any request that it may make pursuant to
Section 4(b) above.

                 5.       Indemnification and Contribution.         (a)  The
Company agrees to indemnify and hold harmless each Placement Agent, each Holder and each person, if any, who controls any Placement Agent or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, any Placement Agent or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Placement Agent, any Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Certificates or Registrable

Certificates were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agents or any Holder (and, in the case of such losses, claims, damages or liabilities incurred by Morgan Stanley, by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to Morgan Stanley Capital Services, Inc. or to Morgan Stanley, Dean Witter, Discover & Co.) furnished to the Company in writing by the Placement Agents or any selling Holder expressly for use therein, provided, however, that the foregoing indemnity agreement with respect to the Preliminary Memorandum shall not inure to the benefit of any Placement Agent from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Certificates, or any person controlling such Placement Agent, if a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any amendments thereto) was not sent or given by or on behalf of such Placement Agent to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Certificates (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 5(a) of the Placement Agreement. In connection with any Underwritten Offering permitted by Section 3, the Company will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

                 (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each Placement Agent, the other selling Holders and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls the Company, any Placement Agent or any other selling Holder within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to the Placement Agents and the Holders, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

                 (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of paragraph (a) or paragraph (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Placement Agents and all persons, if any, who control any Placement Agent within the meaning of either Section 15 of the 1933 Act or
Section 20 of the 1934 Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Placement Agents and persons who control any Placement Agent, such firm shall be designated in writing by the Placement Agents. In such case involving the Holders and such persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party for such fees and expenses of counsel in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 (d) If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 4 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective number of Registrable Certificates of such Holder that were registered pursuant to a Registration Statement.

                 (e) The Company and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Certificates were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                 The indemnity and contribution provisions contained in this
Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agents, any Holder or any person controlling any Placement Agent or any Holder, or by or on behalf of the Company, its officers or directors or any person controlling the Company, (iii) acceptance of any of the Exchange Certificates and (iv) any sale of Registrable Certificates pursuant to a Shelf Registration Statement.

                 6. Miscellaneous. (a) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Registration Rights Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Certificates in this Registration Rights Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

                 (b) Amendments and Waivers. The provisions of this Registration Rights Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Certificates affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Certificates unless consented to in writing by such Holder.

                 (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Placement Agents, the address set forth in the Placement Agreement, and
(ii) if to the Company, initially at the Company's address set forth in the Placement Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

                 All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                 Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to each Trustee, at the address specified in the Applicable Trust Agreement.

                 (d) Successors and Assigns. This Registration Rights Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Certificates in violation of the terms of the Placement Agreement or the Trust Agreements. If any transferee of any Holder shall acquire Registrable Certificates, in any manner, whether by operation of law or otherwise, such Registrable Certificates shall be held subject to all of the terms of this Registration Rights Agreement, and by taking and holding such Registrable Certificates, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Registration Rights Agreement and such Person shall be entitled to receive the benefits hereof. The Placement Agents (in their capacity as Placement Agents) shall have no liability or obligation to the Company with respect to any failure by any other Holder to comply with, or any breach by any other Holder of, any of the obligations of such other Holder under this Registration Rights Agreement.

                 (e) Purchases and Sales of Certificates. The Company shall not, and shall use its best efforts to cause its affiliates (as defined in Rule 405 under the 1933 Act), not to purchase and then resell or otherwise transfer any Certificates.

                 (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights hereunder.

                 (g) Counterparts. This Registration Rights Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (h) Headings. The headings in this Registration Rights Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (i) Governing Law. This Registration Rights Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                 (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                 (k) Trustees. The Trustees shall take such action as may be reasonably requested by the Company in connection with the Company satisfying its obligations arising under this Agreement.

                 IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                    ATLAS AIR, INC.



                                    By:     /s/ RICHARD H. SHUYLER
                                            --------------------------------
                                            Name:  Richard H. Shuyler
                                            Title: Chief Financial Officer,
                                                   Sr. Vice Pres., Finance; and


Confirmed and accepted as of
  the date first above written:

MORGAN STANLEY & CO. INCORPORATED
BT ALEX. BROWN INCORPORATED
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
GOLDMAN, SACHS & CO.

By:      MORGAN STANLEY & CO. INCORPORATED



By:       /s/ TOM CAHILL
         ------------------------------------------
         Name:
         Title: